EXHIBIT A


                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Payment Date                  15th of each month
Convention                    Modified Following Business Day
Current Payment Date          15-Mar-00
Current Calculation Date      9-Mar-00
Previous Payment Date         15-Feb-00
Previous Calculation Date     9-Feb-00

------------------------------------------------------------------------------------------

1. Account Activity Summary between Calculation Dates
------------------------------------------------------------------------------------------
                                  Prior         Deposits     Withdrawals    Balance on
                                 Balance                                  Calculation Date
                                 9-Feb-00                                    9-Mar-00
------------------------------------------------------------------------------------------
Expense Account                 5,796,529.87     774,806.71  (1,645,925.95)   4,925,410.63
Collection Account              8,329,576.35  11,839,964.39  (8,329,576.35)  11,839,964.39
Aircraft Purchase Account                  -              -              -               -
Liquidity Reserve cash balance 25,000,000.00              -              -   25,000,000.00
------------------------------------------------------------------------------------------
Total                          39,126,106.22  12,614,771.10  (9,975,502.30)  41,765,375.02
------------------------------------------------------------------------------------------

2. Analysis of Expenses Account Activity
------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                 5,796,529.87
Transfer from Collection Account on previous Payment Date                      721,805.73
Permitted Aircraft Accrual
Interim Transfer from Collection Account                                        26,027.19
Interest Income                                                                 26,973.79
Balance on current Calculation Date
 - Payments on previous payment date                                          (429,165.65)
 - Interim payments                                                         (1,216,760.30)
 - other
------------------------------------------------------------------------------------------
Balance on current Calculation Date                                          4,925,410.63
------------------------------------------------------------------------------------------

3. Analysis of Collection Account Activity
------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                 8,329,576.35
Collections during period
 - lease rentals                                                            10,456,041.00
 - maintenance reserves                                                        884,685.02
 - other leasing income                                                        105,964.13
 - interest income                                                             149,884.93
 - lease rental received in error                                              269,416.50
 - interim transfer to Expense A/C                                             (26,027.19)
Transfers from Aircraft Purchase Account                                                -
Drawings under Credit or Liquidity Enhancement Facilities                               -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                  -
Transfer to Expense Account on previous Payment Date
 - Required Expense Amount                                                    (721,805.73)
 - Permitted Aircraft Modifications
Net Swap payments on previous Payment Date                                    (173,868.06)
Aggregate Note Payments on previous Payment Date                            (7,433,902.56)
Interim Transfer to Expense Account
------------------------------------------------------------------------------------------
Balance on current Calculation Date                                         11,839,964.39
------------------------------------------------------------------------------------------

Analysis of Liquidity Reserve Amount
First Collection Account Reserve                                            15,000,000.00
Second Collection Account Reserve                                           10,000,000.00
Morgan Stanley Facility                                                     10,000,000.00
ILFC Facility
   - Letter of Credit                                      10,000,000.00
   - Cash Security Deposits                                19,638,351.00    29,638,351.00
                                                                          ----------------
Liquidity Reserve Amount                                                    64,638,351.00
                                                                          ----------------

Minimum Liquidity Reserve Amount                                            15,000,000.00

------------------------------------------------------------------------------------------

Current Payment Date                   15-Mar-00
Current Calculation Date               9-Mar-00
Previous Payment Date                  15-Feb-00
Previous Calculation Date              9-Feb-00

----------------------------------------------------------------------------------------------------------------
Balance in Collection Account                                                                     11,839,964.39
Liquidity Reserve Amount                                                                          64,638,351.00
                                                                                              ------------------
Available Collections                                                                             76,478,315.39
                                                                                              ==================

3. Analysis of Collection Account Activity (Continued)
----------------------------------------------------------------------------------------------------------------
Analysis of Current Payment Date Distributions

(I)          Required Expense Amount                                                               1,305,625.34
(II) a)      Class A Interest but excluding Step-up                                                3,116,718.47
     b)      Swap Payments other than subordinated swap payments                                     378,805.56
(iii)a)      Repayment of Primary Eligible Credit Facilities                                                  -
     b)      First Collection Account top-up (Minimum liquidity reserve $15 m)                    15,000,000.00
(iv)         Class A Minimum principal payment                                                                -
(v)          Class B Interest                                                                        474,018.92
(vi)         Class B Minimum principal payment                                                       328,861.26
(vii)        Class C Interest                                                                        574,482.50
(viii)       Class C Minimum principal payment                                                                -
(ix)         Class D Interest                                                                        797,500.00
(x)          Class D Minimum principal payment                                                                -
(xi) a)      Secondary Eligible Credit Facilities (ILFC and Morgan Stanley Facilities)                        -
     b)      Second collection account top-up                                                     49,638,351.00
(xii)        Class A Scheduled principal                                                                      -
(xiii)       Class B Scheduled principal                                                                      -
(xiv)        Class C Scheduled principal                                                              33,193.00
(xv)         Class D Scheduled principal                                                                      -
(xvi)        Permitted accruals for Modifications
(xvii)       Step-up interest                                                                                 -
(xviii)      Beneficial interest                                                                              -
(xix)        Class A Supplemental principal                                                        4,830,759.35
(xx)         Class B Supplemental principal                                                                   -
(xxi)        Class D Redemption Price                                                                         -
(xxii)       Class C Redemption Price                                                                         -
(xxiii)      Class B Redemption Price                                                                         -
(xxiv)       Class A Redemption Price                                                                         -
(xxv)        Subordinated Swap payments                                                                       -
(xxvi)       all remaining amounts to holders of Beneficial interests
             Total Payments with respect to Payment Date                                          76,478,315.39
             less collection Account Top Ups (iii) (b) and (xi) (b) above                         64,638,351.00
                                                                                              ------------------
                                                                                                  11,839,964.39
                                                                                              ==================
----------------------------------------------------------------------------------------------------------------

Current Payment Date                    15-Mar-00
Current Calculation Date                9-Mar-00
Previous Payment Date                   15-Feb-00
Previous Calculation Date               9-Feb-00

-------------------------------------------------------------------------------------------

4. Payments on the Notes by Subclass
-------------------------------------------------------------------------------------------
                                           Subclass        Subclass          Subclass
(a) Floating Rate Notes                      A-1*             A-2              B-1
-------------------------------------------------------------------------------------------
Applicable LIBOR                               5.88500%        5.88500%            5.8850%
Applicable Margin                               0.2100%         0.3500%            0.6500%
Applicable Interest Rate                       6.09500%        6.23500%           6.53500%
Day Count                                       Act/360         Act/360            Act/360
Actual Number of Days                                29              29                 29
Interest Amount Payable                    1,963,944.44    1,152,774.03         474,018.92
Step-up Interest Amount Payable                       -              NA                 NA
-------------------------------------------------------------------------------------------
Total Interest Paid                        1,963,944.44    1,152,774.03         474,018.92
-------------------------------------------------------------------------------------------

Expected Final Payment Date                   15-Mar-00       15-Sep-05          15-Mar-13
Excess Amortisation Date                      15-Mar-00       15-Apr-98          15-Apr-98
-------------------------------------------------------------------------------------------
Original Balance                         400,000,000.00  340,000,000.00     100,000,000.00
Opening Outstanding Principal Balance    400,000,000.00  229,515,609.82      90,043,960.05
-------------------------------------------------------------------------------------------
Extended Pool Factors                           100.00%          82.68%             96.07%
expected Pool Factors                           100.00%          74.28%             92.12%
-------------------------------------------------------------------------------------------
Extension Amount                                      -               -         328,861.26
expected Pool Factor Amount                           -               -                  -
Surplus Amortisation                                       4,830,759.35                  -
-------------------------------------------------------------------------------------------
Total Principal Distribution Amount                   -    4,830,759.35         328,861.26
-------------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
-------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance    400,000,000.00  224,684,850.47      89,715,098.79
-------------------------------------------------------------------------------------------
*Subclass A-1 will be refinanced on March 15, 2000, the Expected Final Payment Date for this subclass.

------------------------------------------------------------------------
(b) Fixed Rate Notes                          C-1             D-1

------------------------------------------------------------------------
Applicable Interest Rate                       6.90000%        8.70000%
Day count                                      30 / 360        30 / 360
Number of Days                                       30              30
Interest Amount Payable                      574,482.50      797,500.00
------------------------------------------------------------------------
Total Interest Paid                          574,482.50      797,500.00
------------------------------------------------------------------------
Expected Final Payment Date                   15-Mar-13       15-Mar-14
Excess Amortisation Date                      15-Mar-13       15-Mar-10
Original Balance                         100,000,000.00  110,000,000.00
Opening Outstanding Principal Balance     99,910,000.00  110,000,000.00
------------------------------------------------------------------------
Extended Pool Factors                           100.00%         100.00%
expected Pool Factors                            99.88%         100.00%
------------------------------------------------------------------------
Extended Amount                                       -               -
expected Pool Factor amount                   33,193.00               -
-------------
Surplus Amortisation                                  -
------------------------------------------------------------------------
Total Principal Distribution Amount           33,193.00               -
------------------------------------------------------------------------
Redemption Amount                                     -               -
- amount allocable to principal                       -               -
- amount allocable to premium                         -               -
------------------------------------------------------------------------
Closing Outstanding Principal Balance     99,876,807.00  110,000,000.00
------------------------------------------------------------------------
--------------------------------------------------------------------------------

Current Payment Date                       15-Mar-00
Current Calculation Date                    9-Mar-00
Previous Payment Date                      15-Feb-00
Previous Calculation Date                   9-Feb-00
-------------------------------------------------------------------------------

5. Floating Rate Note information for next Interest Accrual Period

Start of Interest Accrual Period           15-Mar-00
End of Interest Accrual Period             15-Jun-99
Reference Date                             11-Mar-00
-------------------------------------------------------------------------------
                                            A-1          A-2          B-1
-------------------------------------------------------------------------------
Applicable LIBOR                            6.00375%     6.00375%     6.00375%
Applicable Margin                            0.2100%      0.3500%      0.6500%
Applicable Interest Rate                    6.21375%      6.3538%      6.6538%
Actual Pool Factor                           100.00%       66.08%       89.72%
-------------------------------------------------------------------------------

------------------------------------------------------------------
Fixed Rate Notes                            C-1          D-1
------------------------------------------------------------------
Actual Pool Factor                            99.88%      100.00%
------------------------------------------------------------------
-------------------------------------------------------------------------------

6. Payments per $ 100,000 Inital Outstanding Principal Balance of Notes
-------------------------------------------------------------------------------

(a) Floating Rate Notes                     A-1          A-2          B-1
-------------------------------------------------------------------------------
Opening Outstanding Principal Balance     100,000.00    67,504.59    90,043.96
Total Principal Payments                           -     1,420.81       328.86
Closing Outstanding Principal Balance     100,000.00    66,083.78    89,715.10

Total Interest                                490.99       339.05       474.02
Total Premium                                      -            -            -
-------------------------------------------------------------------------------

------------------------------------------------------------------
(b) Fixed Rate Notes                        C-1          D-1
------------------------------------------------------------------
Opening Outstanding Principal Balance      99,910.00   100,000.00
Total Principal Payments                       33.19            -
Closing Outstanding Principal Balance      99,876.81   100,000.00

Total Interest                                574.48       725.00
Total Premium                                      -            -
------------------------------------------------------------------
-------------------------------------------------------------------------------

                   Performance to Date versus 1998 Base Case
                          Mar 3, 1998 - Mar 15, 2000

          All amounts in US dollars millions unless otherwise stated


-------------------------------------------------------------------------------------  ----------------------------------
                                                                  1998                  % of 1998 Base Case Lease Rentals
                  CASH COLLECTIONS                 Actual       Basecase     Variance     Actual*   Base Case Variance
-------------------------------------------------------------------------------------  ----------------------------------
[1]            Lease Rentals                        265.1          265.1            -     100.0%      100.0%      0.0%
[2]              - Renegotiated Leases               (1.8)             -         (1.8)     -0.7%        0.0%     -0.7%
[3]              - Rental Resets                     (2.8)             -         (2.8)     -1.0%        0.0%     -1.0%
                                            -----------------------------------------  ----------------------------------
[4] Sum of [1]..[3] Contracted Lease Rentals        260.6          265.1         (4.5)     98.3%      100.0%     -1.7%

[5]            Movement in Current Arrears Balance   (3.2)             -         (3.2)     -1.2%                 -1.2%

               less Net Stress-related Costs

[6]             - Bad debts                          (5.8)             -                   -2.2%
[7]             - Capitalised arrears                (3.5)                                 -1.3%
[8]             - Security deposits drawn down        4.5              -                   -1.7%
[9]             - AOG                               (11.9)             -                   -4.5%
[10]        - Other Leasing Income                    4.0              -                    1.5%
[11]        - Repossession                           (2.2)                                 -0.8%
                                             ----------------------------------------  ----------------------------------

[12] Sum of [6]..[11] sub-total                     (14.9)         (11.9)        (2.9)     -5.6%       -4.5%     -1.1%

[13] [4]+[5]+[12] Net Lease Rentals                 242.6          253.2        (10.6)     91.5%       95.5%      -4.0%
                                                                                    -
[14]            Interest Earned                       4.5            2.8          1.7       1.7%        1.1%      0.6%
[15]            Net Maintenance                       6.3              -          6.3       2.4%        0.0%      2.4%
                                             ----------------------------------------  ----------------------------------
[16] Sum of [13]..[15] Total Cash Collections       253.4          256.1         (2.7)     95.6%       96.6%     -1.0%
                                                                                    -
-------------------------------------------------------------------------------------  ----------------------------------

                CASH EXPENSES
                Aircraft Operating Expenses
[17]             - Insurance                         (0.7)                                -0.3%
[18]             - Re-leasing and other overheads    (1.1)                                -0.4%
                                             ----------------------------------------  ----------------------------------
[19] [17]+[18]  subtotal                             (1.8)          (9.3)         7.5      -0.7%       -3.5%      2.8%

                SG&A Expenses
[20]            Aircraft Servicer Fees
                 - Base Fee                          (4.3)
                 - Rent Collected Fee                (2.4)
                 - Rent Contracted Fee               (2.5)
                 - Incentive Fee                     (0.5)
                                             ----------------------------------------  ----------------------------------
[21]     [20]   sub-total                            (9.6)         (11.5)         1.9      -3.6%       -4.4%      0.7%
[22]            Other Servicer Fees                  (5.8)          (6.6)         0.9      -2.2%       -2.5%      0.3%
                                             ----------------------------------------  ----------------------------------
[23]  [21]+[22] subtotal                            (15.4)         (18.2)         2.8      -5.8%       -6.9%      1.0%
                                             ----------------------------------------  ----------------------------------
[24]  [19]+[23] Total Cash Expenses                 (17.2)         (27.5)        10.2      -6.5%      -10.4%      3.9%
-------------------------------------------------------------------------------------  ----------------------------------

                NET CASH COLLECTIONS
[25]     [16]   Total Cash Collections              253.4          256.1         (2.7)     95.6%       96.6%     -1.0%
[26]     [24]   Total Cash Expenses                 (17.2)         (27.5)        10.2      -6.5%      -10.4%      3.9%
[27]            Interest Payments                  (124.8)        (129.8)         5.1     -47.1%      -49.0%      1.9%
[28]            Swap Payments                       (12.8)          (7.5)        (5.3)     -4.8%       -2.8%     -2.0%
[29]            Exceptional Item                     27.1           27.1            -      10.2%       10.2%      0.0%
                                             ----------------------------------------  ----------------------------------
[30] Sum of [25]..[29] TOTAL                        125.7          118.4          7.3      47.4%       44.7%      2.8%
                                             ========================================  ==================================
----------------------------------------------------------------------------------------  -------------------------------

[31]            PRINCIPAL PAYMENTS

                 subclass A1                            -             -
                 subclass A2                        115.3          108.0          7.3      43.5%       40.7%      2.8%
                 subclass B1                         10.3           10.3         (0.0)      3.9%        3.9%      0.0%
                 subclass C1                          0.1            0.1          0.0       0.0%        0.0%      0.0%
                 subclass D1                            -              -
                                             ----------------------------------------  ----------------------------------
                 Total                              125.7          118.4          7.3      47.4%       44.7%      2.8%
                                             ========================================  ==================================
                                                      0.0
-------------------------------------------------------------------------------------------------------------------------

                 Debt Balances
                 subclass A1                       400.00         400.00
                 subclass A2                       224.68         232.01
                 subclass B1                        89.72          89.72
                 subclass C1                        99.88          99.88
                 subclass D1                       110.00         110.00
                                              -----------------------------
                                                   924.28         931.61
                                              -----------------------------


---------------------------------------------------------------------------------------------------------
     Coverage Ratios                                              1998
     ---------------
                           Closing                 Actual      Base Case
---------------------------------------------------------------------------------------------------------
     Net Cash Collections                           125.7          118.4
     Add Back Interest and Swap Payments            137.6          137.3
     --------
     Add Back Permitted Accruals                     1.6
     --------
a    Net Cash Collections                           264.9          255.7

b    Swaps                                           12.8            7.5
c    Class A Interest                                79.3           83.9
d    Class A Minimum                                 15.2           22.2
e    Class B Interest                                11.9           12.4
f    Class B Minimum                                 10.3           10.3
g    Class C Interest                                14.1           14.0
h    Class C Minimum                                  0.0            0.0
I    Class D Interest                                19.5           19.5
j    Class D Minimum                                    -              -
k    Class A Scheduled                                  -              -
l    Class B Scheduled                                  -              -
m    Class C Scheduled                                0.1            0.1
n    Class D Scheduled                                0.0              -
o    Permited Aircraft Modifications                  1.6              -
p    Class A Supplemental                           100.1           85.8
                                             ---------------------------
     Total                                          264.9          255.7
                                             ---------------------------

[1]  Interest Coverage Ratio
     Class A                                         2.88           2.80
     Class B                                         2.22           2.03
     Class C                                         1.85           1.70
     Class D                                         1.62           1.51

[2]  Debt Coverage Ratio
     Class A                                         1.62           1.51
     Class B                                         1.62           1.51
     Class C                                         1.62           1.51
     Class D                                         1.62           1.51

     Loan-to-Value Ratios( in US dollars)

[3]  Assumed Portfolio Value  1,115,510,000                1,001,284,585
[4]  Adjusted Portfolio Value                 948,988,469
     Liquidity Reserve Amount
     Of which - Cash             25,000,000    25,000,000     25,000,000
              - Accrued Expenses                5,458,700
              - Letter of
                  Credit held    40,000,000    39,638,351     39,638,351
                              --------------- --------------------------
     Subtotal                    65,000,000    70,097,051     64,638,351
     Less Lessee Security
       Deposits                 (20,000,000) (19,038,351)   (19,038,351)
     Subtotal                    45,000,000    51,058,700     45,600,000
[5]  Total Asset Value         1,160,510,00 1,000,047,169  1,046,884,585

     Note Balances as at February 15, 2000
     Class A             740,000,000   63.8%  624,684,850  62.5%  632,007,823   60.4%
     Class B             100,000,000   72.4%   89,715,099  71.4%   89,715,099   68.9%
     Class C             100,000,000   81.0%   99,876,807  81.4%   99,876,807   78.5%
     Class D             110,000,000   90.5%  110,000,000  92.4%  110,000,000   89.0%
                       -------------          -------------------------------
     Total             1,050,000,000          924,276,756         931,599,729
---------------------------------------------------------------------------------------------------------
*Assumed Cash Collections and Cash Expenses have been adjusted for non-delivery of an aircraft.

[1] Interest Coverage Ratio is equal to Net Cash Collections (excl. interest and swap payments) expressed as a ratio of the interest payable on each subclass of Notes that rank senior in priority of payment to the relevant subclass of Notes.

[2] Debt Service Ratio is equal to Net Cash Collections (excl. interest and swap payments) expressed as a ratio of the interest and minimum and scheduled principal payments payable on each subclass of Notes that ranks equally with or senior to the relevant subclass of Notes in the priority of payments.

[3] Assumed Portfolio Value represents the Inital Appraised Value of each aircraft in the Portfolio multipled by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

[4] Adjusted Portfolio Value represents the Base Value of each aircraft in the Portfolio as detemined by the most recent Appraisal multipled by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

The lower of the Assumed Portfolio Value or 105% of the Adjusted Portfolio Value is used to calculate the principal repayment amounts to Noteholders

[5] Total Asset Value is equal to Total Assumed Portfolio Value plus Liquidity Reserve Amount minus Lessee Security Deposits.

                           MSAF Performance to DAte
                       Description of Report Line Items
-----------------------------------------------------------------------------------------------------------------------------
Note:                 Report Line Name               Description
-----------------------------------------------------------------------------------------------------------------------------
                      CASH COLLECTIONS
[1]                   Lease Rentals                 Assumptions per the March 1998 Prospectus
[2]                   - Renegotiated Leases         Change in contracted rental cash flow caused by a renegotiated lease
[3]                   - Rental Resets               Re-leasing events where new lease
                                                    rate deviated from the 1998 Base Case
[4] Sum of [1]....[3] Contracted Lease Rentals      Current Contracted Lease Rentals due as at the latest Calculation Date

[5]                   Movement in Current Arrears   Current contracted lease rentals not received as at the
                      Balance                       latest Calculation Date, excluding Bad debts

                      less Net Stress related Costs
[6]                   - Bad debts                   Arrears owed by former lessees and deemed irrecoverable.
[7]                   - Capitalised arrears         Current arrears that have been capitalised and
                                                    restructured as a Note Payable.
[8]                   - Security deposits drawn     Security deposits received following a lesse default
[9]                   - AOG                         Lost of rental due to an aircraft being off-lease and
                                                    non-revenue earning
[10]                  - Other Leasing Income        Includes lease termination payments, rental guarantees and late payments charges
[11]                  - Repossession                Legal and technical costs incurred in repossessing aircraft.
[12] Sum of [6]..[11] sub-total

[13] [4]+[5]+[12]     Net Lease Rental              Contracted Lease Rentals less Movement in Current Arrears Balance and Net Stress related costs
[14]                  Interest Earned               Interest earned on monthly cash balances
[15]                  Net Maintenance               Maintenance Revenue Reserve received less and reimbursements to lessees.
[16] Sum of [13].[15] Total Cash Collections        Net Lease Rentals + Interest Earned + Net Maintenance

------------------------------------------------------------------------------------------------------------------------------

                      CASH EXPENSES
                      Aircraft Operating Expenses   All operational costs related to the leasing of aircraft.
[17]                  - Insurance                   Premium for contingent insurance policies
[18]                  - Re-leasing and other        Costs associated transferring an aircraft from one lessee to another
[19]     [17]+[18]    subtotal

                      SG&A Expenses
[20]                  Aircraft Servicer Fees        Monthly and annual fees paid to Aircraft Servicer
                      - Base Fee                    Fixed amount per month per aircraft
                      - Rent Contracted Fee         1.00% of rental contracted for the month
                      - Rent Collected Fee          1.25% of rental received for the month
                      - Incentive Fee               Annual fee paid to Servicer for performance above an annually agreed target
[21]       [20]       subtotal
[22]                  Other Servicer Fees           Administrative Agent, trustee and professional fees paid to other service providers.
[23]     [21]+[22]    subtotal

[24]     [19]+[23]    Total Cash Expenses            Aircraft Operating Expenses + SG&A Expenses

-------------------------------------------------------------------------------------------------------------------------------

                      NET CASH COLLECTIONS
[25]       [16]       Total Cash Collections         line 16 above
[26]       [24]       Total Cash Expenses            line 24 above
[27]                  Interest Payments              Interest paid on all outstanding debt
[28]                  Swap payments                  Net swap payments (paid) /received
[29]                  Proceeds from Aircraft Sales   Proceeds, net of fees and expenses, from the sale of aircraft
[30] Sum if [25].[29] Exceptional Items              Includes adjustment for aircraft included in the 1998 Basecase but not acquired by MSAF
                      TOTAL
------------------------------------------------------------------------------------------------------------------------------
[31]